SCHEDULE 14C INFORMATION
               INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


Check  the  appropriate  box:
/  X  /     Preliminary  Information  Statement
/     /     Confidential,  for  Use of the Commission Only (as permitted by Rule
14c-5(d)(2))
/    /     Definitive  Information  Statement


                           eFinancial Depot.com, Inc.
________________________________________________________________________________
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


Payment  of  Filing  Fee  (Check  the  appropriate  box):

/  X  /     No  fee  required.
/    /     Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

________________________________________________________________________________
     2)     Aggregate  number  of  securities  to  which  transaction  applies:

________________________________________________________________________________
     3)     Per  unit  price  or  other underlying value of transaction computed
pursuant  to  Exchange Act          Rule 0-11 (Set forth the amount on which the
filing  fee  is  calculated  and  state  how  it  was          determined):

________________________________________________________________________________
     4)     Proposed  maximum  aggregate  value  of  transaction:

________________________________________________________________________________
     5)     Total  fee  paid:



/    /     Fee  paid  previously  with  preliminary  materials.
/    /     Check  box  if  any part of the fee is offset as provided by Exchange
           Act  Rule  0-11  (a)(2) and identify     the filing for which the
           offsetting fee was paid previously.  Identify the previous filing by
           registration     statement number,  or  the  Form  or  Schedule  and
           the  date  of  its  filing.

     1)     Amount  Previously  Paid:

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     2)     Form,  Schedule  or  Registration  Statement  No.:

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     3)     Filing  Party:

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     4)     Date  Filed:

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
                           EFINANCIAL DEPOT.COM, INC.
                          150 - 1875 CENTURY PARK EAST
                         CENTURY CITY, CALIFORNIA 90067

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of eFinancial Depot.com, Inc., a Delaware corporation (the "Company"), in connection with the prior receipt by the Board of Directors of approval by written consent of the holders of a majority of the Company's Common and Preferred Stock (the "Voting Capital Stock") of a proposal (the "Proposal") to approve an amendment (the "Amendment") to the Certificate of Incorporation to change the name of the Corporation to Collaborative Financial Network Group, Inc.

     The Board of Directors believes that it is advisable and in the best interests of the Company to change the name of the Company to reflect its new business strategy in the internet, financial markets.

     This information statement is being first sent to stockholders on or about May 25, 2001. The Company anticipates that the Amendment will become effective on or about June 14, 2001.

                WE  ARE  NOT  ASKING  YOU  FOR  A  PROXY
           AND  YOU  ARE  REQUESTED  NOT  TO  SEND  US  A  PROXY

VOTE  REQUIRED

     The vote which was required to approve the Proposal was the affirmative vote of the holders of a majority of the Company's Voting Capital Stock. Each holder of Common Stock is entitled to one (1) vote for each share held.

     The record date for purposes of determining the number of outstanding shares of Common Stock and Preferred Stock of the Company, and for determining stockholders entitled to vote, is the close of business on May 9, 2001 (the "Record Date"), the day on which the Board of Directors of the Company adopted the resolution setting forth and recommending the Amendment. As of the Record Date, the Company had outstanding 26,653,760 shares of Common Stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the Common Stock is Nevada Agency & Trust Company, Reno, Nevada.

VOTE  OBTAINED  -  SECTION  228  OF  THE  DELAWARE  GENERAL  CORPORATION  LAW

     Section 228 of the Delaware General Corporation Law (the "Delaware Law") provides that the written consent of the holders of the outstanding shares of Voting Capital Stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a special meeting. Pursuant to Section 242 of the Delaware Law and the Bylaws of the Company, a majority of the outstanding shares of Voting Capital Stock entitled to vote thereon is required in order to amend the Certificate of Incorporation. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Amendment as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Voting Capital Stock of the Company.

     Pursuant to Section 228 of the Delaware Law, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Delaware Law are afforded to the Company's stockholders as a result of the approval of the Proposal.

     PROPOSAL  TO  CHANGE  THE  NAME  OF  THE  COMPANY

GENERAL
On May 9, 2001, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Certificate of Incorporation to change the name of the Company from eFinancial Depot.com, Inc. to Collaborative
Financial Network Group, Inc. On May 9, 2001, the Proposal was approved by the written consent of holders representing 15,362,500 shares (57.6%) of the outstanding shares of the Company's common stock.


APPROVAL  OF  NAME  CHANGE

On May 9, 2001, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's Voting Capital Stock for action by written consent the proposed amendment to Article I of the Company's Certificate of Incorporation to change the name of the Company from eFinancial Depot.com, Inc. to Collaborative Financial Network Group, Inc. The Board of Directors has fixed the close of business on May 9, 2001 as the record date for the determination of shareholders who are entitled to give consent and receive this information statement. As of the Record Date, the Company had outstanding 26,653,760 shares of Common Stock held by 43 shareholders of record.

     The Board of Directors believes that it is advisable and in the Company's best interests that its name reflect the proposed new business of the Company, which will be an internet based financial services business.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The Amendment will become effective upon filing the Amendment to the Company's Certificate of Incorporation, anticipated to be approximately 20 days after this Information Statement has been distributed to the Company's stockholders.

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
                             SECURITY  OWNERSHIP  OF
                   CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT

The following table sets forth certain information known to the Company regarding the beneficial ownership of each class of the Company's voting securities as of May 9, 2001, by (a) each beneficial owner of more than 5% of the Company's Common Stock, (b) executive officers of the Company (c) each director of the Company and (d) all directors and executive officers of the Company as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.




                                                                                      Amount and
                                                                                      Nature of
Title of                                                                               Beneficial   Percent of
Class                             Name and Address of Beneficial Owner                Ownership (1)  Class
______________________________________________________________________________________________________________

Common                               John F. Huguet (2)                                 11,362,500  42.63%
Stock                                150 - 1875 Century Park East
                                     Century City, California 90067
______________________________________________________________________________________________________________

Common                               Randy Doten                                           200,000   0.75%
Stock                                150 - 1875 Century Park East
                                     Century City, California 90067
_______________________________________________________________________________________________________________

Common
Stock                                Christina Cepeliauskas                                100,000   0.38%
                                     150 - 1875 Century Park East
                                     Century City, California 90067
_______________________________________________________________________________________________________________

Common
Stock                                Paul Lemmon                                               -0-   0.00%
                                     150 - 1875 Century Park East
                                     Century City, California 90067
_______________________________________________________________________________________________________________

Common
Stock                                Gold Crown Holdings Ltd. (2)                         9,362,500  35.13%
                                     22 Hill Street
                                     St. Hellier, Jersey JE4 8X2
_______________________________________________________________________________________________________________

Common
Stock                                Langley Investment Advisory Group                    1,000,000   3.75%
                                     150 - 1875 Century Park East
                                     Century City, California 90067
_______________________________________________________________________________________________________________

Common
Stock                                 Winford Holdings Group Limited                      4,000,000  15.01%
                                      3rd Floor Jonsim Place
                                      2287 Queen's Road East
                                      Hong Kong
_______________________________________________________________________________________________________________

Common
Stock                                 All Directors and Officers as a group (four persons) 11,662,500  44.77%
_______________________________________________________________________________________________________________

(1) Applicable percentage ownership is based on 26,653,760 shares of Common Stock outstanding as of May 9, 2001.
(2) Represents 9,362,500 shares held in the name of Gold Crown Holdings Ltd. However, Mr. Huguet has shared voting powers with respect to these shares.

                             BY  ORDER  OF  THE  BOARD  OF  DIRECTORS

                             /s/   Paul D. Lemmon

                             Paul D. Lemmon
                             President  and  Chief  Executive  Officer
May 9,  2001

                            CERTIFICATE OF AMENDMENT
                                       OF
                          CERTIFICATE OF INCORPORATION
                                       OF
                           EFINANCIAL DEPOT.COM, INC.
                            (A DELAWARE CORPORATION)

     eFinancial Depot.com, Inc., a corporation duly organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

     FIRST: That pursuant to Unanimous Written Consent of the Directors of eFinancial Depot.com, Inc. in Lieu of Meeting of the Board of Directors, a resolution was duly adopted setting forth a proposed amendment to the Certificate of Incorporation of said Corporation, declaring said amendment to be advisable and calling for the written consent in lieu of meeting of the Shareholders of said Corporation for consideration thereof. The resolution setting forth the proposed amendment is as follows:

     RESOLVED, That the Certificate of Incorporation of this corporation be amended by changing the FIRST Article thereof so that, as amended said Article shall be read as follows:

                                   Article I
                               Name of Corporation

                        The Name of this corporation is
                  Collaborative Financial Network Group, Inc.

     SECOND:     That  thereafter,  pursuant  to  Majority  Written Consent, the
Shareholders  of  eFinancial Depot.com, Inc. unanimously approved the amendment.

     THIRD:     That  said  amendment  was  duly  adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

     IN WITNESS WHEREOF, said eFinancial Depot.com, Inc. has caused this certificate to be signed and attested to by Paul D. Lemmon and Randy Doten, its President and Assistant Secretary respectively, as of this 9th day of May, 2001.



eFinancial  Depot.com,  Inc.,
a  Delaware  corporation

        /s/ Paul D. Lemmon
By:     ______________________________
        Paul D. Lemmon,
        President


ATTESTED:

        /s/ Randy Doten
By:     ________________________________
        Randy Doten, Assistant Secretary

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


                             RESOLUTIONS ADOPTED BY
                            MAJORITY WRITTEN CONSENT
                               OF THE SHAREHOLDERS
                                       OF
                           EFINANCIAL DEPOT.COM, INC.
                             A DELAWARE CORPORATION

     Pursuant to the authority granted to shareholders to take action by written consent without a meeting pursuant to the Certificate of Incorporation of eFinancial Depot.com, Inc., a Delaware corporation (the "Corporation") and Delaware General Corporation Law, the shareholders identified below, representing a majority of the outstanding common stock of the Corporation (the "Shareholders"), do hereby consent to, adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder.

                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                    -----------------------------------------

     WHEREAS, the Board of Directors have presented to the Shareholders a proposed amendment to the Certificate of Incorporation of the Corporation effecting a name change of the Corporation to "COLLABORATIVE FINANCIAL NETWORK GROUP, INC."

     RESOLVED, that an amendment to the Certificate of Incorporation of the Corporation changing the name to COLLABORATIVE FINANCIAL NETWORK GROUP, INC. is hereby authorized and approved and that the officers of the Corporation are authorized and instructed to take whatever action necessary to carry out the resolutions herein.


     By their signatures below, the Shareholders of the Corporation hereby agree to the foregoing resolutions effective as of May 9, 2001.


SHAREHOLDER                         NUMBER  OF  SHARES

/s/ John F. Huguet                   11,362,500 Shares
__________________________
John F. Huguet


/s/  Steven Cheung
__________________________            4,000,000 Shares
Winford Holdings Grp. Ltd.

           RESOLUTIONS  ADOPTED  BY  UNANIMOUS  WRITTEN  CONSENT
                         OF  THE  BOARD  OF  DIRECTORS
                                      OF
                        EFINANCIAL  DEPOT.COM,  INC.
                        A  DELAWARE  CORPORATION


     Pursuant to the authority granted to directors to take action by unanimous written consent without a meeting pursuant to Title 8 Section 141 of the Delaware General Corporation Law, the Directors of eFinancial Depot.com, Inc., a Delaware corporation (the "Corporation"), do hereby consent to, adopt, ratify, confirm and approve, as of the date indicated below, the following recitals and resolutions, as evidenced by their signature hereunder:


                    AMENDMENT TO CERTIFICATE OF INCORPORATION
                  ---------------------------------------------



     WHEREAS, the Board of Directors believes it is in the best interest of the Corporation to file an amendment to the Certificate of Incorporation of the Corporation effecting a name change of the Corporation to "COLLABORATIVE FINANCIAL NETWORK GROUP, INC."

     RESOLVED, that an amendment to the Certificate of Incorporation of the Corporation changing the name to COLLABORATIVE FINANCIAL NETWORK GROUP, INC. is hereby authorized and approved and that the officers of the Corporation are authorized and instructed to take whatever action necessary to carry out the resolutions herein, including submission of the proposed amendment to the shareholders of the Corporation for their approval.

     IN WITNESS WHEREOF, the undersigned have set forth their hand as of this 9th day of May, 2001.



/s/ John F. Huguet                             /s/ Randy Doten
_________________________________               ______________________________
John  F.  Huguet                                Randy  Doten

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